SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


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                                          FORM 10-Q



                   Quarterly Report Under Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



For Quarter Ended June 30, 1999                       Commission file number
1-4881




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                               AVON PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)





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                                       EXHIBITS

                            AVON PRODUCTS, INC.

                             INDEX TO EXHIBITS

Exhibit
Number                    Description
-------                   -----------

3.4 Certificate of Amendment of the Certificate of Incorportion of Avon Products. Inc., effective
          May 6, 1999.

27        Financial Data Schedule.